VANGUARD WINDSOR FUND

                SUPPLEMENT TO THE PROSPECTUS DATED JUNE 1, 1999



ERRATA -- JUNE 25, 1999
On page 7 of the prospectus, we describe how the Fund compensates its investment advisers. Please note that the performance fee paid to Sanford C. Bernstein & Co. is based on the Russell 1000 Value Index, and not the Russell 1000 Index as stated in the prospectus.






































(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                    PS22N-06/25/1999